                                                                Exhibit 10.17(b)


                                LICENSE AGREEMENT
        This Agreement is effective May 2, 1997 ("the Effective Date") by and between LeukoSite, Inc. ("LKS"). a Delaware corporation having an address at 215 First Street, Cambridge, MA 02142, and L & I Partners, L.P., a Delaware Limited Partnership having an address at 11550 1 H 10 West Suite 300, San Antonio, Texas 78230 ("LICENSEE") .

         WHEREAS, LICENSEE desires to obtain certain exclusive and non-exclusive sub-licenses in and to certain patents and information which LKS has licensed from the British Technology Group Ltd. ("BTG"); and

         WHEREAS, LKS is willing to grant the sub-licenses desired by LICENSEE.

         NOW THEREFORE in consideration of the mutual promises and other good and valuable consideration, the parties agree as follows:

         Section I - Definitions
         -----------------------

1.1 IN this Agreement the following terms shall have the following meanings (subject to subsequent amendment pursuant to this Agreement):-

         1.1.1  "Campath I H"


         1.1.2  "Cell Culture Medium"

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                                      -2-



         1.1.3. "Cell Line"                  cell line obtained from the *******
                                             ***********************************
                                             ***********************************
                                             ***********************************
                                             ***********************************
                                             which forms part of the Know-how;

         1.1.4  "Chargeable Transaction"     the use sale or other  disposal of
                                             a Product by or on behalf of the
                                             LICENSEE, PROVIDED THAT where such
                                             sale or other disposal is made by
                                             or on behalf of the LICENSEE to
                                             another company within its Group
                                             for further sale or disposal then
                                             the Chargeable Transaction shall be
                                             the first sale or other disposal
                                             outside that Group provided further
                                             that neither use of Product in
                                             clinical trials nor distribution of
                                             Samples as part of Product
                                             promotion shall be deemed
                                             Chargeable Transactions as long as
                                             no consideration is received by the
                                             LICENSEE or any Group Company in
                                             relation thereto, and PROVIDED
                                             ALWAYS that if on the sale or
                                             disposal of Product by or on behalf
                                             of the LICENSEE or relevant Group
                                             company (as the case may be) the
                                             Product is not in Final Form then
                                             the Chargeable Transaction shall be
                                             the first sale of Product which is
                                             in Final Form;

         1.1.5  "the Confidentiality
                 Undertaking"                the written undertaking given by
                                             the LICENSEE in Section 5.3 of this
                                             Agreement;

         1.1.6  "Connected Persons"          the meaning ascribed by Section 839
                                             of the Income and Corporation Taxes
                                             Act 1988 of the United Kingdom
                                             ("UK");


* Confidential treatment requested: material has been omitted and filed separately with the Commission.
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                                      -3-


         1.1.7  "Deductions"                ***********************************
                                            ***********************************
                                            ******** relating (in both cases)
                                            specifically and solely to Product
                                            ***********************************
                                            ***********************************
                                            ***********************************
                                            ***********************************
                                            **********************, but not
                                            ***********************************;

         1.1.8  "the Development Plan"      the document set out in Schedule I
                                            below together with each
                                            development plan delivered to LKS
                                            pursuant to 4.2.2 below;

         1.1.9  "Dollars"                   US dollars;

         1.1.10  "the Effective Date"       the date on which this Agreement is
                                            made;

         1.1.11  "the Exercise Fee"         ******************** Dollars
                                            ********** for exercise of each of
                                            the options ***************
                                            ***********************************
                                            ***********************************
                                            **********;

         1.1.12  "Final Form"               fully formulated, in final form
                                            packaged for ultimate consumer use
                                            and suitable for purchase by a
                                            purchaser or distributor who is not
                                            undertaking substantial product
                                            support or marketing, (e.g., a drug
                                            wholesaler, a pharmacist or a group
                                            of pharmacists, a chain of drug
                                            retailers or a hospital or central
                                            purchasing department for a group
                                            of hospitals);

         1.1.13  "Force Majeure"
                                            1.1.13.1 civil commotion, riot,
                                                     invasion, war threat
                                                     or-preparation for war;


* Confidential treatment requested: material has been omitted and filed separately with the Commission.
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                                      -4-


                                             1.1.13.2 fire, explosion, storm,
                                                      flood, earthquake,
                                                      subsidence, epidemic or
                                                      other natural physical
                                                      disaster;

                                             1.1.13.3 impossibility of the use
                                                      of railways, shipping,
                                                      aircraft, motor transport
                                                      or other means of public
                                                      or private transport;

                                             1.1.13.4 political interference
                                                      with the normal operations
                                                      of the LICENSEE.

         1.1.14  "the Glaxo Group"           Glaxo Wellcome plc (Co. no. in
                                             England 1047315) and, as from time
                                             to time, any Holding Company and
                                             any subsidiary of Glaxo Wellcome
                                             plc and any other Subsidiary of
                                             Glaxo Wellcome plc,s Holding
                                             Company and affiliates;

         1.1.5   "Group"                     the LICENSEE (as appropriate in the
                                             context) and, as from time to time,
                                             any Holding Company and Subsidiary
                                             of the LICENSEE and any other
                                             Subsidiary of the LICENSEE's
                                             Holding Company and in the case of
                                             the LICENSEE any company fifty per
                                             cent owned by the LICENSEE;

         1.1.16  "Holding Company"
                 and "Subsidiary"            the meanings ascribed to them by
                                             section 736 of the Companies Act
                                             1985 of the UK;

         1.1.17  "The Index"                 the US All Urban Consumer Price
                                             Index or if that Index shall cease
                                             to be published the nearest index
                                             having like effect;


* Confidential treatment requested: material has been omitted and filed separately with the Commission.
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                                      -5-


         1.1.18  "Inventors"                 Professor Herman Waldmann,
                                             Dr Michael Ronald Clark, Dr. Lutz
                                             Riechmann and Dr Gregory Paul
                                             Winter;

         1.1.19  "the Know-how"              the technical information and data
                                             and biological materials specified
                                             in Schedule 2 and any other
                                             information disclosed to the
                                             LICENSEE by LKS pursuant to the
                                             Confidentiality Undertaking;

         1.1.20  "Launch Date"               the first arm's length sale of
                                             Product by the LICENSEE in a Major
                                             Territory following grant of
                                             Regulatory Approval in such Major
                                             Territory;

         1.1.21  "the Licenses"              the licenses granted or to be
                                             granted under this Agreement

         1.1.22  "LICENSEE Inventions"       inventions arising from the
                                             LICENSEE's development of the
                                             inventions which are the subject
                                             matter of the Patents and
                                             inventions arising from any such
                                             development carried out for or with
                                             the LICENSEE;

         1.1.23  "Major Territory"           UK, France, Germany, Italy, USA and
                                             Japan;

         1.1.24  "Net Sales"                 the aggregate Net Selling Prices of
                                             Chargeable Transactions for a
                                             calendar year;

         1.1.25  "Net Selling Price"         the price of  Products  the subject
                                             of a Chargeable Transaction
                                             calculated as follows:-

                                             1.1.25.1 in the case of an arm's
                                                      length sale *********
                                                      ********************


* Confidential treatment requested: material has been omitted and filed separately with the Commission.
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                                      -6-


                                                     ********, less any
                                                     Deductions;

                                            1.1.25.2 in the case of a sale
                                                     which is not at arm's
                                                     length or any disposal
                                                     other than by sale the
                                                     *************************
                                                     *************************
                                                     *************************
                                                     *******************, less
                                                     any Deductions;

         1.1.26  "the Options"              Option 1, Option 2, Option 3 and
                                            Option 4.

         1.1.27  "Option 1"                 the right to insert '**************
                                            ***********************************'
                                            before 'which is made or sold' in
                                            the definition of "the Product" (as
                                            varied from time to time);

         1.1.28  "Option 2"                 the right to replace
                                            '**********************************
                                            ******************************' with
                                            ******** in the definition of
                                            'Product' (as varied from time to
                                            time);

         1.1.29  "Option 3"                 the right to insert '***********
                                            *******************' before 'which
                                            is made or sold' in the definition
                                            of 'Product' (as varied from time
                                            to time);

         1.1.30  "Option 4"                 the right to insert '*************
                                            *******************' before 'which
                                            is made or sold' in the definition
                                            of 'Product' (as varied from time
                                            to time);

         1.1.31  "the Option Period"        ************** period provided for
                                            in the license agreement between
                                            LKS and BTG (the "BTG Agreement");


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

         1.1.32 "the Patents"

                                             1.1.32.1 the patents and
                                                      applications for patents
                                                      specified in Schedule 3;
                                                      and

                                             1.1.32.2 any patent which may be
                                                      granted pursuant to any of
                                                      the above applications;
                                                      and

                                             1.1.32.3 any patents and
                                                      applications
                                                      correspon-ding to such
                                                      patents and applications
                                                      which may be granted to or
                                                      made by LKS in other
                                                      countries; and

                                             1.1.32.4 any re-issues or
                                                      extensions of such patents
                                                      and any Supplementary
                                                      Protection Certificates
                                                      in respect of such patents
                                                      and any divisions and
                                                      continuations of such
                                                      applications.

         1.1.33. "Product" any product       containing Campath I H antibody for
                                             the treatment of **************
                                             ********* or *******************
                                             ********* in humans or for such
                                             other therapy for which LICENSEE
                                             has exercised its option under
                                             Clause 4.2.1 which is made or sold
                                             or otherwise disposed of, in any
                                             country by, or on behalf of, the
                                             LICENSEE, and which

                                             1.1.33.1 falls within the scope of,
                                                      or utilizes any method or
                                                      process which falls


* Confidential treatment requested: material has been omitted and filed separately with the Commission.
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                                      -8-


                                                      within the scope of, any
                                                      of the Patents or which
                                                      incorporates, or is
                                                      itself, the invention the
                                                      subject of any of the
                                                      Patents of that country,
                                                      or

                                             1.1.33.2 embodies or utilizes any
                                                      of the Know-how, or

                                             1.1.33.3 infringes any copyright in
                                                      the Know-how.

         1.1.34  "Regulatory Approval"       full regulatory approval (i.e.,
                                             marketing authorization) for sale
                                             of Product;

         1.1.35  "the Results"               all technical data, Know-how,
                                             computer software, notes, chemical
                                             compounds, biological material,
                                             models, prototypes, specimens,
                                             drawings, reports and information
                                             arising from the LICENSEE's
                                             development of the inventions which
                                             are the subject of the Patents (and
                                             from others' development where the
                                             same is carried out for or with the
                                             LICENSEE) including in particular
                                             data relevant to applications for
                                             Regulatory Approvals, and including
                                             the copyright, design rights and
                                             other intellectual property rights
                                             arising therein;

         1.1.36  "the Sub-License"           a sub-license or any agreement or
                                             commitment for the grant of a
                                             sub-license;

         1.1.37  "the Sub-License Terms"     those terms set out in Schedule 4;

         1.1.38  "Supplementary Protection


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                 Certificates"               supplementary protection
                                             certificates granted "Certificates"
                                             pursuant to Council regulation
                                             (EEC) No. 1768/92 ("the SPC
                                             Regulation") and any like
                                             certificates granted by any
                                             government, authority or agency;

         1.1.39  "the Territory"             the countries of the European
                                             Union, USA, Canada and Japan;

         1.1.40 "the Trade Marks"            the trade marks specified in
                                             Schedule 5;

         1.1.41  "WF"                        The Wellcome Foundation Limited
                                             (Co. no. in England is 194814,
                                             registered office at Glaxo Wellcome
                                             House, Berkeley Avenue, Greenford,
                                             Middlesex UB6 ONN);

         1.1.42  "the WF Patents             Those of the Patents  which have
                                             been licensed (as opposed to
                                             assigned) to LKS by WF;

         1.1.43  "Year 1"                    the calendar year in which Product
                                             is first launched by the LICENSEE,
                                             with Year 2 being the next calendar
                                             year (and so on).

1.2 Some of the licenses granted by LKS hereunder are in fact sub-licenses (with WF owning the relevant patent applications and patents).

2.       Payments
         --------

2.1      THE LICENSEE shall pay to LKS:-

         2.1.1 immediately upon the signing of this Agreement the sum of ****************************************; and

         2.1.2    **************************************** on the first
                  anniversary of the Effective Date; and

         2.1.3    **************************************** on the second
                  anniversary of the Effective Date; and


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

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                                      -10-


         2.1.4    *********************************** on each subsequent
                  anniversary of the Effective Date which is prior to the Launch Date; and

         2.1.5    **************************************** on the earlier of,

                  2.1.5.1  the date falling ************************* after the
                           Effective Date, and

                  2.1.5.2 the date on which the LICENSEE (or any third party on behalf of the LICENSEE) files its first application for Regulatory Approval in a Major Territory; and

         2.1.6    the royalties specified in Clause 6;

         2.1.7    the share of downpayments specified in Clause 7.


2.2      THE sums referred to in sub-clause 2.1 shall not be refundable.

2.3 WHEN making any payment under this Agreement the LICENSEE shall also pay any *************** payable by LKS. Where the LICENSEE has to pay ***** ********** LKS shall provide the LICENSEE with a *************** invoice in respect of the relevant payment.

3.       Commencement and duration
         -------------------------

3.1      THIS Agreement shall come into force on the Effective Date.

3.2      SUBJECT to Clauses 16 and 17:-

         3.2.1 the Licenses under the Patents shall continue in force ******* ************************************************ have expired;

         3.2.2 the Agreement shall continue in force until ****************** ************************ after which LICENSEE shall have * ************************************* which is equivalent in scope to that held by the LICENSEE immediately before the
                  ****************************************.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.
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                                      -11-


3.3 THE LICENSEE shall be responsible for obtaining any requisite registration or governmental approval of this Agreement and of acts to be carried out pursuant to or in connection with this Agreement (including in particular that of transferring the Know-how (or part thereof) from the UK to the USA) and the LICENSEE shall expeditiously take all necessary steps to obtain the same.


4.       Licenses and Option Rights
         --------------------------

4.1      LKS grants to the LICENSEE on and from the Effective Date:-

         4.1.1 Licenses under the Patents to make, have made, use, sell and otherwise dispose of Products;

         4.1.2    licenses for the purposes set out in 4.1.1 above to use:-

                  4.1.2.1  the Know-how,

                  4.1.2.2  the copyright in the Know-how,

        SUCH licenses are without geographical restriction and, subject to the fact that the Patents only relate to some countries, are worldwide. Such licenses are also subject to the terms set forth in Schedule 4 and to the terms of the agreements between LKS and the Wellcome Foundation Limited set forth in
Schedule 6, attached hereto and made a part hereof and LICENSEE agrees to be bound by such terms.

4.2 FOR the avoidance of doubt it is declared that the LICENSEE shall not use, nor allow others to use the biological materials forming part of Schedule 2 for human use but substances derived from the Cell Lines may be used in humans and Cell Culture Medium may be used in connection with the preparation of substances for human use.

          4.2.1   LKS grants the LICENSEE the Options.

          4.2.2 Subject to the following provisions of this Agreement the LICENSEE may exercise each of the Options at any time during the Option Period except when it is in breach of its obligations under this Agreement by simultaneously:-

                  4.2.2.1  giving notice of exercise to LKS; and

                  4.2.2.2  making payment of the Exercise Fee to LKS; and


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                  4.2.2.3 delivering a development plan to LKS, with such development plan to be for the relevant indication, to be similar in form and detail to the document set out in Schedule I and to contain development timescales consistent with those set out in the said document; and

                  4.2.2.4 making payment of all outstanding sums (if any) due to LKS under this Agreement.

         4.2.3 In the exercise of each of the Options time shall be of the essence.

4.3 THE licenses under the Patents of Schedule 3 Part A (and under the related applications and patents failing within 1.1.32.2, 1.1.32.3 and 1.1.32.4 of the definition "the Patents") shall be exclusive. The rest of the Licenses shall be non-exclusive. The exclusivity referred to above shall be qualified by (and subject to):-

         4.3.1 the right of each member of the Glaxo Group to use any stocks of Campath IH remaining after the transfer of the Know-how to LKS for general research and development purposes which shall exclude clinical development and subsequent commercialization; and

         4.3.2 the right of each member of the Glaxo Group to retain stocks of Campath I H for supply of Carnpath I H to those patients to whom any member of the Glaxo Group has obligations to under existing clinical protocols; and

         4.3.3 the right of the Inventors to carry out non-commercial work in relation to that Campath I H which is produced by the cell line which they originated and which is known as *******; in the event such research produces a cell line which produces a humanized antibody with the same specificity as Campath IH, and such cell line and the intellectual property rights related thereto are assigned to LKS then LKS shall notify the LICENSEE of such assignment and (on request by the LICENSEE) such cell line and intellectual property right shall be licensed to the LICENSEE hereunder, (and form part of the Patents or the Know-how as appropriate).


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

4.4 WITHOUT prejudice to Clause 3.2 the Licenses are granted for the purpose only of making, having made, using, selling and otherwise disposing of Products during the life of this Agreement. These rights shall not be used thereafter or otherwise unless and until the Know-how has come into the public domain otherwise than through breach or default of the LICENSEE or the Copyright has expired.

4.5 LKS shall, at the request and expense of the LICENSEE, execute any further formal document which may be necessary to give effect to this Agreement in any country. Until such license shall be granted formally, this Agreement shall take effect as a license.

4.6 THE LICENSEE acknowledges that LKS, BTG and WF have the right to review and discontinue those of the Patents which they respectively own or beneficially own PROVIDED THAT as regards those of the Patents owned/beneficially owned by LKS for countries in the Territory LKS shall notify the LICENSEE prior to discontinuance/ abandonment. After any such notification, and subject to the existing rights of the Inventors and other prior owners of such of the Patents, LKS shall allow the LICENSEE to continue the Patents the subject of the discontinuance/notification notice, with such continuance to leave LKS as owner, and to-be at the LICENSEE's cost.

5.       Know-How
         --------

5.1 TO the extent to which it has not already done so, the LICENSEE shall arrange, and pay the cost of and be responsible for, copying, shipment to the LICENSEE and storage of the Know-how and such shipment shall be at the LICENSEE's risk.

5.2 THE LICENSEE may, in appropriate circumstances, but in its sole discretion, consult the Inventors regarding the design, conduct and results of clinical trials and give due weight to their views.

5.3 THE LICENSEE shall keep the Know-how confidential to the LICENSEE, and to such of its officers and employees as are bound by obligations of confidence and need to be informed, and shall ensure that the Know-how is not disclosed to others orally or in writing, save to the extent that the Know-how:-

          5.3.1 as evidenced by the LICENSEE's written records, was lawfully known to the LICENSEE prior to its communication by or through LKS, BTG or WF and was not communicated


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                  to the LICENSEE subject to any restrictions on disclosure or use; or

         5.3.2 is necessarily disclosed by the sale of Products embodying any of the Know-how; or

         5.3.3 is or becomes in the public domain, otherwise than by any default of the LICENSEE, or persons acquiring the same from the LICENSEE; or

         5.3.4 becomes known to the LICENSEE by the action of a third party not in breach of any obligation of confidence.

6.       Royalties
         ---------

6.1 SUBJECT to clauses 6.2 and 6.3 below the LICENSEE shall pay to LKS in respect of Products the subject of Chargeable Transactions and as provided in Clause 17.2 on Products held on termination, a royalty at the rate of ******* ********** on the Net Selling Price.

6.2 IF, in transactions where the LICENSEE itself is making the Chargeable Transaction, the following apply:

         6.2.1 the LICENSEE is paying patent royalties to a third party/third parties; and

         6.2.2 that third party or those third parties (as the case may be) is not/are not member(s) of the LICENSEE's Group, or a Connected Person(s) of the LICENSEE; and

         6.2.3 such patent royalties are paid under an arm's length bona fide license; and

         6.2.4 those patent royalties are for rights which are essential for the exploitation of Product; and

         6.2.5 the sum of such patent royalties with characteristics 6.2.1 to 6.2.4 above, ("Other Royalties") and the royalties payable to LKS under clause 6.1 above would in total amount to more than *********************** on the Net Selling Price for that Chargeable Transaction then the royalty to be paid to LKS on that Chargeable Transaction shall be reduced by ******** of the amount that such Other Royalties are above


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

******************* PROVIDED that in no event shall the royalty rate payable to LKS be reduced under this Clause 6.2 below *******************. (By way of illustration if Other Royalties ********************** then the royalty rate payable to LKS would be ********************************, if Other Royalties equal ********************* then the royalty rate payable to LKS would be *****
*************.

6.3 ROYALTY shall be payable in each country for a period of ************ from the Effective Date. Thereafter royalty shall only be payable in respect of Products (the subject of Chargeable Transactions) which are such by reference to
1.1.33.1 of the definition "Product" but not 1.1.33.2 or 1.1.33.3.

6.4      ROYALTY shall only be payable once in respect of the same Product.

6.5 THE LICENSEE shall at the request of LKS provide half-yearly forecasts of the amount of royalties likely to be payable under this Agreement but whilst such forecasts (or the like) may be adopted and utilized by LKS for the purposes of Clause 16.5 the LICENSEE shall not be liable in damages to LKS for any inaccuracies in such forecasts.

6.6 THE LICENSEE shall be entitled to credit against royalties the amount of the royalty paid on any Products the subject of Chargeable Transactions which are:-

         6.6.1 subsequently returned to the LICENSEE or Group Company (as the case may be) in exchange for a refund or credit and not then re-sold or disposed of again, (other than by destruction); or

         6.6.2    destroyed after a refund or credit has been given.

6.7 IF in relation to any accounting period and in any country in which there is no extant patent forming part of the Patents LICENSEE demonstrates to LKS's reasonable satisfaction that a competitor or competitors, (i.e. a company which is not part of LICENSEE's Group) is/are selling Campath IH products, (which would fall within the definition PRODUCT but for-being sold by the competitor or competitors), then the appropriate royalty rate on sales in the country in question shall be reduced for that accounting period if the market share of the competitor(s) amounts to more than ********************** of the total market for PRODUCTS (and exact equivalents) in that country. The reduced royalty shall be the appropriate fraction shown in the second


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

column below of the royalty rate normally payable (but for the application of this clause 6.8)

         Market share of Competitor(s)
         (based upon sales value in the
         relevant accounting period)                          Fraction

                  ***************                             ***************
                  ***************                             *****
                  ***************                             *****
                  ***************                             *****

Notwithstanding the above, in no case shall the royalty rate be less than **.

7.       Downpayments from Third Parties
         -------------------------------

7.1      THE LICENSEE shall pay LKS ******************** of the following:-

         7.1.1 each lump sum payment, (as opposed to royalties paid as a consequence of actual sales), received by the LICENSEE (or by any Connected Person of the LICENSEE or member of the LICENSEE's Group) from a third party in connection with the grant of a distribution or any other right under or in respect of Products; and

         7.1.2 the cash equivalent of each non-cash benefit, (not in respect of actual sales of Products), received by the LICENSEE or by any Connected Person of the LICENSEE or member of the LICENSEE's Group from a third party in connection with the grant of a distribution or any other right under or in respect of Products.

PROVIDED THAT the foregoing shall not apply to BONA FIDE payments to the LICENSEE which are solely for services provided by the LICENSEE or which are solely for equity in the LICENSEE.

7.2 THE LICENSEE shall, within thirty(30) days of receipt by the LICENSEE (or by the Connected Person or Group member) of each such lump sum payment, or non-cash benefit, notify LKS of and provide full details of such lump sum payment, (7.1.1)), and non-cash benefit, (7.1.2)). At the same time as the LICENSEE gives LKS such notification the LICENSEE shall pay LKS the sum or sums due.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

7.3 WITH regard to non-cash benefits, the LICENSEE shall make its own valuation but LKS may challenge such valuation in writing. Similarly, where a payment is received by the LICENSEE (or by any Connected Person of the LICENSEE or member of the LICENSEE's Group) from a third party, and such payment relates to equity in the LICENSEE as well as rights under or in respect of Products, then the LICENSEE shall apportion the payment between the two elements but LKS may challenge the apportionment if it feels that the figure allocated to the equity does not reflect the true open market value of the equity and includes a premium above that ("Premium"). On receipt of either type of challenge the LICENSEE shall promptly obtain an independent auditor's certificate specifying the valuation made by the auditor. Both parties shall abide by the auditor's certificate and shall rectify any overpayment or underpayment (as the case may be). Where the auditor finds that there is a Premium the Premium (but not the non-Premium payment for the equity) shall be subject to the above revenue sharing arrangements.

8.       Accounting for Royalties
         ------------------------

8.1      THE LICENSEE shall:-

         8.1.1 keep true and detailed accounts and records of all royalties and other sums due under this Agreement:

         8.1.2 within forty-five days after the last day of March, June, September, and December in each year deliver to LKS a statement of all royalties and other sums due for the three month period ending on such date showing separately the Chargeable Transactions in each country, credits under Clause
                  6.7 and (where relevant), the rate of exchange used or, if it be the case, a statement that no royalties are due;

         8.1.3    send with the above statement the amount shown to be due;

         8.1.4 immediately and without demand send to LKS the difference between an amount already paid and the correct amount shown to be due and payable as a result of verification under Clause 10.

8.2 ON termination or expiry, the final statement shall be delivered within thirty days of termination or expiry and shall include details of royalties on all Products being manufactured and all Products manufactured but not yet disposed of.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

8.3 IF the LICENSEE defaults in payment of the royalties and other sums due within the period stated above, the amount due shall bear interest, accruing from day to day, at the rate per annum of ******************* above the Base Rate for the time being of the National Westminster Bank p.l.c.

9.       Currency and Taxes
         ------------------

9.1 ALL payments shall be made in Dollars in Cambridge, MA. Any necessary currency conversion shall be at the rate at which English bank transfers are made on the last business day of the period to which the relevant sales and royalty statement relates.

9.2 PAYMENTS shall be made without deduction, other than such amount AS the LICENSEE is required to deduct or withhold by law. In regard to any such deduction, the LICENSEE shall use all reasonable endeavors to assist LKS to claim recovery or exemption under any double taxation or similar agreement. Evidence as to the payment of such tax or sum withheld shall, on request, be given by the LICENSEE to LKS.

10.      Verification
         ------------

10.1 THE LICENSEE shall permit any authorized representative appointed by LKS, upon reasonable notice, access to the premises of the LICENSEE and access to the accounts, records and relevant documentation of the LICENSEE and shall provide such information and explanations as the representative shall require to verify the statements and to satisfy LKS that the financial and accounting provisions of this Agreement are being complied with. The representative shall also be permitted to take copies of extracts pertinent to the verification. If the verification discloses an underpayment to LKS of more than *** of the amount due the LICENSEE shall promptly on demand reimburse LKS the fees and costs of the representative, and the reasonable costs incurred by LKS in respect of the verification.

10.2 LKS shall keep confidential any information which it may acquire in the exercise of its rights under this Clause 10 with the exception of information which was already lawfully known to it, or to which LKS is required to disclose by law, or which is or becomes in the public domain otherwise than by any default of LKS.

11.      Suspension of royalties
         -----------------------

         IF any of the following events shall occur in respect of the Patents:-


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

         11.1 any patent application is finally refused so that the grant of a patent thereon is unobtainable; or

         11.2     any patent application is abandoned or withdrawn; or

         11.3     any patent lapses; or

         11.4 any patent is declared invalid or unenforceable by a court or tribunal of competent jurisdiction;

then the royalties -payable solely in respect of such patent application or patent shall cease after the date of the relevant event, but LKS shall be entitled to all sums which shall have then already fallen due, and whether paid or unpaid at such date. If such patent application is reinstated or such patent is restored or is subsequently established as being valid and enforceable, royalties shall again become payable, together with all royalties which would have been payable if the relevant event had not occurred.

12.      Undertakings by the LICENSEE
         ----------------------------

         THE LICENSEE:-

         12.1 shall not use the Campath lH transferred pursuant to this Agreement for human therapeutic administration;

         12.2 shall not at any time make any use of the Know-how other than for the purposes of the Licenses-,

         12.3 shall have full control, authority and responsibility for development, registration and commercialization of Products and shall use all reasonable efforts and diligence in development registration and commercialization of Products (and the efforts of sub-licensees, members of the LICENSEE's Group and collaborators shall be considered as efforts of the LICENSEE in this regard);

         12.4 shall deliver to LKS at intervals of six months short summary written reports on the development and regulatory work carried out by and for the LICENSEE in relation to Products during the preceding six months, and the LICENSEE shall arrange for its staff to answer any reasonable questions LKS may raise on such reports with such question and answer


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                  sessions to be either on the telephone or at a meeting (as reasonably requested by LKS);

         12.5 shall use all reasonable endeavors to promote the distribution and sale of Products and will use all reasonable endeavors to procure or make available necessary selling and manufacturing facilities to meet demands for Products;

         12.6 shall use all reasonable endeavors to maximize the demand for Products;

         12.7 undertakes to LKS that when selling Product as part of a package with other products the LICENSEE shall ensure that it does not favor the other products, or discriminate against Product, in terms of pricing, discounts, or in any other way which would adversely affect the royalties due to LKS under this Agreement.

13.      Marking
         -------

         THE LICENSEE shall legibly mark the Products or, if not practicable, then any associated packaging or literature, with the relevant patent or application number.

14.      Supplementary Protection Certificates
         -------------------------------------

         14.1 THE LICENSEE shall use its reasonable endeavors to promptly take all necessary steps to facilitate LKS's application for a Supplementary Protection Certificate or Certificates and patent extensions in respect of Products.

         14.2     IN particular, but without limitation, the LICENSEE shall:-

                  14.2.1 promptly notify LKS of the number and date of the first and any subsequent authorization to place Products on the market;

                  14.2.2   promptly and free of charge provide to LKS:-

                           14.2.2.1 a copy of every authorization fulfilling the
                                    requirements of Article 8.1(b) of the SPC
                                    Regulation (and of any additional applicable requirements imposed


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                    by relevant national law) in respect of all Products;

                           14.2.2.2 additional information fulfilling the
                                    requirements of Article 8.l(c) of the SPC
                                    Regulation and a copy of the notice
                                    publishing the authorization in the
                                    appropriate official publication (and
                                    information and documents fulfilling any additional requirements imposed by relevant national law)

                  14.2.3 permit use of documents and information provided pursuant to this clause for the purpose of such application for a Supplementary Protection Certificate or Certificates

14.3 LKS shall notify the LICENSEE of the application for and grant of every Supplementary Protection Certificate in respect of Products.

14.4 LKS shall not be obliged to apply for grant of any Supplementary Protection Certificates.

14.5 FOR the avoidance of doubt the LICENSEE shall not be entitled to make an application for or participate in negotiations for grant of any Supplementary Protection Certificate.

15.      Exclusion of liability; Indemnity
         ---------------------------------

15.1 LKS warrants and represents that it has the full right and authority to enter into this Agreement and is not aware of any impediment which would inhibit its ability to perform the terms and conditions imposed on it by this Agreement.

15.2 SAVE as expressly stated herein, no representation condition made or given by or on behalf of LKS. All conditions and warranties, arising by opinion of law or otherwise:-

         15.2.1 to the effect that any of the Patents or copyright in the Know-how, are valid or enforceable, or

         15.2.2 to the effect that any of the acts hereby licensed or agreed to be licensed by LKS will not infringe the rights of third parties; or


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

         15.2.3 in relation to the provision or use of the Know-how or its fitness for purpose, accuracy or completeness;

are hereby expressly excluded.

15.3 LKS shall be under no liability whatsoever to the LICENSEE (whether in negligence or otherwise, in contract or in tort) for any expense, loss, death, damage or injury of any kind (including any loss of profit or consequential damage) sustained by the LICENSEE or any third party which arises directly or indirectly from any cause or circumstance referred to in Clause 15.4 below.

15.4 THE LICENSEE shall indemnify LKS and its licensors, including BTG and WF, against all claims and actions by and all damages awarded to any third person against LKS (and any related costs and expenses) which arise directly or indirectly from:-

         15.4.1 the development, manufacture, use, storage, sale or disposal of Products; or

         15.4.2   the use of the Patents or the said Copyright; or

         15.4.3   the provision, evaluation or use of the Know-how; or

         15.4.4 any technical or other advice given by LKS or any of its officers, employees or agents to the LICENSEE or from any reliance by the LICENSEE or any third party thereon.

LICENSEE's indemnification hereunder shall not apply to any damages that are directly attributable to the intentional misconduct or negligence of LKS. LICENSEE shall have the right to control the defense, settlement or compromise of any action to which this indemnity applies, but shall not act in any way which may or does do material adverse damage to LKS's or BTG's name or reputation. LKS shall notify LICENSEE promptly of any claim or threatened claim and shall cooperate with all reasonable requests of LICENSEE with respect thereto.

15.5 UPON the initiation of Clinical trials with Products and for two (2) years after termination of this Agreement the LICENSEE shall, at its own cost effect and maintain in force with reputable insurers, adequate insurance in respect of the development, storage, manufacture, use and supply of Products and shall provide evidence of such insurance to LKS on request. Any consequent policy shall name LKS as additional insured; waive any right of subrogation of the insurers against LKS; be primary


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

and without right of contribution from other insurance which may be available to LKS; prohibit any alteration adversely affecting LKS's interest in the insurance (or any alteration inconsistent with the requirements of Clause 15); prohibit the lapse of or any cancellation or non-renewal of such insurance, without the prior consent in writing of LKS. In the event a court determines that the LICENSEE has failed to meet its obligation to obtain or maintain adequate insurance, LKS may terminate this Agreement PROVIDED HOWEVER that this Agreement may not be terminated on this ground unless the LICENSEE has been given at least ninety (90) days to cure such failure and has failed to do so.

16.      Termination
         -----------

16.1 THE LICENSEE may, at any time, terminate this Agreement, by giving *** ***************************************. In such notice the LICENSEE must specify whether it is terminating on account of breach by LKS, and, if it is, must give details of that breach.

16.2 LKS may terminate this Agreement, or any of the Licenses forthwith, by notice to the LICENSEE, upon the happening of any of the following events:-

         16.2.1 if any royalties or other sums payable remain unpaid for thirty days after the due date, or

         16.2.2 if the LICENSEE is in breach of any of the other terms or obligations of this Agreement, and such breach is not capable of remedy;

         16.2.3 if the LICENSEE is in breach of any of the terms or obligations of any of LKS agreements with WF and BTG;

         16.2.4 if in the United Kingdom the LICENSEE has a Receiver or an Administrative Receiver or Administrator appointed of the whole, or any part, of its undertaking or assets, or in any other country has an officer appointed to perform a function analogous to that of a Receiver, Administrative Receiver or Administrator;

         16.2.5 if an order is made, or a resolution passed, for winding-up or administering the LICENSEE, unless such order or resolution is part of a scheme of solvent reconstruction of the LICENSEE.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

         16.2.6   if LICENSEE is dissolved or otherwise ceases to do business.

16.3 IF the LICENSEE is six months or more behind schedule on any milestone (for any indication) as per the Development Plan then LKS as its sole and exclusive remedy for such delay may serve on the LICENSEE a notice of termination of this Agreement and that notice shall have automatic effect six months after the date of service, unless within that period the LICENSEE shall have achieved the relevant milestone, PROVIDED that LKS shall not unreasonably refuse a request for the remedy period to be extended beyond six months where the delay is due (wholly or partly) to an event of Force Majeure, or for other reasons beyond the control of the LICENSEE.

16.4 IF the LICENSEE is in breach of any of the terms or obligations of this Agreement, other than the cases referred to in sub-clauses 15.4, 16.2 and 16.3, and such breach is capable of remedy. LKS may serve on the LICENSEE a notice of termination of the Agreement and that notice shall have automatic effect thirty days after the date of service, unless within that period the LICENSEE shall have remedied the breach.

         16.4.1 LICENSEE shall, no later than 15th June of Year 3 produce Net Sales forecasts for Years 3 to 5 inclusive: and thereafter LICENSEE shall no later than 15th December of Year 5 and then no later than 15th December of each subsequent third Year produce Net Sales forecasts for the following three Years (so that an uninterrupted stream of Net Sales forecasts are produced). The LICENSEE shall deliver each three Year set of Net Sales forecasts co LKS within one week of them being produced.

         16.4.2 LKS shall have the right to terminate this Agreement forthwith on notice to the LICENSEE if the aggregate Net Sales for Years 3 to 5 inclusive do not match or exceed ******************** ***** of the aggregate Net Sales forecasts for those Years. Thereafter LKS shall have the right to terminate this Agreement forthwith on notice to the LICENSEE if the aggregate Net Sales for any two years, (the first two being Years 5 and 6, and the next Years 6 and 7), do not match or exceed ****** ************** of the aggregate Net Sales forecasts for the two Years in question.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

         16.4.3 IF LKS believes, in good faith, that any such forecast does not represent a reasonable assessment of the likely future sales, the parties shall endeavor to find a mutually acceptable revision of the forecast. If the parties cannot determine such mutually acceptable resolution, LKS shall submit the dispute to a mutually acceptable third party expert for a final and binding forecast, and the cost of such expert shall be equally shared by the parties.

17.      Rights on termination
         ---------------------

17.1 TERMINATION (or expiry) of this Agreement shall be without prejudice to any rights of either party against the other which may have accrued up to the date of termination.

17.2 ON termination (or expiry) of this Agreement for whatever cause, the LICENSEE shall pay to LKS royalty in respect of all Products being manufactured at the date of termination and all Products manufactured and not yet sold. The LICENSEE shall then be free to sell or dispose of Products on which royalty has been paid.

17.3 TERMINATION (or expiry) of this Agreement for any reason shall not bring to an end:-

         17.3.1 the confidentiality obligations of Clause 5.3 until the Know-how shall have come into the public domain otherwise than through the breach or default of the LICENSEE;

         17.3.2 the obligations of the LICENSEE in respect of the accounting for, payment of and verification of royalties and other payments under Clauses 6, 7, 8, 9, 10 and 17.2 until the settlement of all claims of LKS;

         17.3.3   the provisions of Clause 15.

17.4     ON early termination the LICENSEE:-

         17.4.1 shall/shall procure transfer to LKS or destruction (at LKS's option, and in the former case at LKS's expense) of the Know-how (and all copies and derivatives) in the possession of the LICENSEE's Group; and

         17.4.2   shall (at LKS's request) assign the Trade Marks to LKS; and


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

         17.4.3 except where the termination is for breach by LKS grant to LKS or where necessary procure that others grant to LKS irrevocable non-exclusive licenses under:-

                             17.4.3.1 each of those LICENSEE Inventions which is an improvement invention to one or more of the inventions the subject of the Patents, and all patent applications and patents relating thereto for which the LICENSEE has the benefit; and

                             17.4.3.2       the Results.

The license in respect of the Results shall permit use of the Results in applications for regulatory clearance and such licenses (generally) shall be to make, use, sell and otherwise dispose of products failing within the scope of the claims of any of the applications or patents for the LICENSEE Inventions, or which utilize the Results, and shall include full Sub-licensing rights and shall continue, in the case of the LICENSEE Inventions until *********************** ***************************************************, and in the case of the
Results until *********************************************** (other than through the LICENSEE's default). The license in respect of the Results shall include the physical transfer of the Results (or copies) by the LICENSEE to LKS, at LKS's expense.

17.5 IF the Agreement is terminated by the LICENSEE then, unless the LICENSEE can prove to LKS's satisfaction (considered in good faith by LKS) that termination was on the grounds of efficacy or safety, (and here LKS will consider the LICENSEE's results from trials and studies), then the LICENSEE shall pay LKS the next two annual payments (under 2.1.2 to 2.1.4) which would have been payable but for termination (and any such payments already outstanding on the date of termination shall be disregarded for these purposes).

18.      Indexation
         ----------

    THE sums referred to in Clause 2.1.2 to 2.1.4 (inclusive) shall be adjusted to account for increases in the Index which are above ******************* in any calendar year. Each tine there is an annual increase above ******************* the sums shall be increased by the percentage increase above ******************* (such increase being in addition to any previous increase hereunder).


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

19.      Legal Proceedings
         -----------------

         If the LICENSEE contemplates legal proceedings against a third party under one or more of the WF Patents, it shall first give reasonable notice to LKS and WF. The LICENSEE shall take reasonable account of any concerns that WF and the Glaxo Group have where such concerns are notified in writing to the LICENSEE (whether directly or through LKS) and the LICENSEE shall give reasonable consideration to any alternative strategies that WF or any member of the Glaxo Group may propose in writing prior to commencement of the relevant action. WF and the members of the Glaxo Group shall have the right: but not the obligation to join the LICENSEE in any such legal proceedings.

20.      Miscellaneous
         -------------

20.1 THE LICENSEE shall not assign, charge or otherwise dispose of any of its rights or obligations under this Agreement, or any of the Licenses.

20.2 Pursuant to the terms and conditions set forth in Schedule 4, the LICENSEE may grant sub-licenses with the consent of LKS which consent shall not be unreasonably withheld.

20.3 THE failure by either party to exercise or enforce any rights under this Agreement shall not be deemed to be a waiver of any such rights, nor shall any single or partial exercise of any right, power, or privilege, or further exercise thereof, operate so as to bar the exercise or enforcement thereof at any later time.

20.4 THE waiver by either party of any breach of any of the terms of this Agreement by the other shall not be deemed to be a waiver of any other breach of the Agreement.

20.5 IF any part or provision of this Agreement is prohibited, or rendered void or unenforceable, by any legislation, the validity or enforceability of the Agreement as a whole or of any other part of this Agreement shall not be affected.

20.6 SUBJECT to Clause 16.3 the rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law or in equity.

20.7 FOR the avoidance of doubt it is declared that it is understood that the Trade Marks will be assigned to the LICENSEE as of the Effective


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Date; it being further understood that it is entirely the LICENSEE's responsibility to obtain the documentation necessary to accomplish such assignment directly from LKS and/or WF and affiliates.

21.      Notices
         -------

         21.1 ANY notice authorized or required to be given by either party under this Agreement to the other party, shall be in writing. and shall be deemed to be duly given if left at, or sent by recorded delivery or registered post addressed to:-

                  21.1.1 in the case of LKS, the address of LKS at the head of the Agreement, unless notice of change has been given to LICENSEE, in writing; and

                  21.1.2 in the case of the LICENSEE the address of the LICENSEE at the head of this Agreement, unless notice of change has been given to LKS, in writing.

21.2 ANY notice, if sent by post, shall be deemed to have been served at the expiration of three days after posting.

22.      Law and Jurisdiction
         --------------------

22.1 THIS Agreement is to be read and construed in accordance with. and governed by, English law.

22.2 THE LICENSEE submits to the jurisdiction of the English Courts and to the Courts of the Commonwealth of Massachusetts, USA.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

         I N W I T N E S S whereof this document has been executed as a Deed, pursuant to English law, the day and year first above written.



LEUKOSITE, INC.                             L & I PARTNERS, L.P.
                                            By:  L & I, L.L.C.
                                                   General Partner


----------------------------------          ------------------------------------
                     , President                                  , President



----------------------------------          ------------------------------------
                     , Secretary                                  , Secretary


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                                                   BDG LLP DRAFT
                                                                         6/25/97
                          ACQUISITION AND DEVELOPMENT
                                 CLOSING AGENDA

                           WINTER STREET OPCO, L.L.C.
                          MASSACHUSETTS MEDICAL SOCIETY

                           CLOSING DATE: JUNE 26, 1997

DOCUMENT                                  RESPONSIBILITY       STATUS
--------                                  --------------       ------

(1)  Property Acquisition and                BDG             In Progress
     Development Agreement

Exhibit A: Legal Description of              BDG             Copy from P+S
---------  Land

Exhibit B: Development Approvals             BDG             Copy from P+S
---------

Exhibit C: ANR Plan                          BDG             Received
---------

Exhibit D: Form of Winter Street             BDG             Done
---------  Realty Trust Declaration
           of Trust

Exhibit E: COREA Term Sheet                  LM              In Progress
---------

Exhibit F: Form of Rights of First           R&G             Done
---------  Offer Agreement

Exhibit G: Form of Site                      LM              In Progress
---------  Development
           Management Agreement

Exhibit H: Form of Building                  LM              In Progress
---------  Development
           Management Agreement

Exhibit I: Designated                        LM              Need MMS Reps
---------  Representatives

Exhibit J: Purchase Price                    LM              In Progress
---------  Adjustment

            DOCUMENT                    RESPONSIBILITY             STATUS
            --------                    --------------             ------

Exhibit K: Polaroid Siting Plan              BDG               Received
---------

Schedule 3.2: Schedule of Third              LM                Bill Gause is
------------  Party, Out of Pocket                             preparing
              Due Diligence
              Expenses

Schedule 8.4: Illustration of                EYKL              John Keefe is
------------  Sitework                                         preparing
              Savings/Building
              Costs and Building
              Savings/Sitework
              Costs

Schedule 8.5: Illustration of "Truing        EYKL              John Keefe is
------------  Up" Concept                                      preparing

(2) Rights of First Offer Agreement          R&G               Done

    (a)       Lot 1
    (b)       Lot 2
    (c)       Lot 3
    (d)       Lot 4

(3)  Site Development                        LM                Post-Closing
     Management Agreement

(4)  Building Develop ment                   LM                Post-Closing
     Management Agreement

(5)  Development Rights Owners               BDG               Post-Closing
     Agreement

(6)  COREA                                   BDG               Post-Closing

            DOCUMENT                    RESPONSIBILITY               STATUS
            --------                    --------------               ------

(7)   Winter Street Realty Trust            BDG               Draft of each done

      (a)  Declaration of Trust
      (b)  Schedule of
           Beneficiaries
      (c)  Trustee Certificates (2)
      (d)  Designation of
           Beneficiaries (2)


(8)   Winter Street Realty Trust            BDG               Not yet done

      (a)  Declaration of Trust
      (b)  Schedule of
           Beneficiaries
      (c)  Trustee Certificate
      (d)  Designation of
           Beneficiaries


(9)   MMS Real Estate Trusts A + B          R&G               In progress

      (a)  Declaration of Trust
      (b)  Schedule of
           Beneficiaries
      (c)  Trustee Certificate
      (d)  Designation of
           Beneficiaries


(10)  No Consideration Quitclaim            R&G               Done
      Deeds

      (i)  Lots 1 & 2 = (MMS or
           Nominees)
      (ii) Lots 3 & 4 = (WSO or
           Nominees)


(11)  Winter Street OpCo, L.L.C.            BDG/Shulte Roth   In progress
      Creation/Authority Documents



(12)  MMS Winter Street, L.L.C.             R&G               In progress

         DOCUMENT                        RESPONSIBILITY           STATUS
         --------                        --------------           ------

(13)  Title Insurance                       BDG/R&G            Commitments
                                                               Received
      (i)   Parcel B
      (ii)  Lots 1 & 2
      (iii) Lots 3 & 4

(14)  Title Insurance Affidavits            BDG                Circulated to
                                                               Polaroid
      (i)   Mechanics Lien
      (ii)  PIP
      (iii) Gap

(15)  Survey                                BDG/R&G            Draft Received

(16)  Escrow Instruction Letter             BDG/R&G            Not yet done

(17)  Settlement Statement                  BDG/R&G            Not yet done

(18)  Wire Instructions                     BDG                Received

(19)  Overnight Investment                  BDG/R&G            Not yet done
      Instructions

                                                                  BDG LLP DRAFT
                                                                        6/25/97

                                 RECORDING ORDER

(1)   ANR Plans

(2)   Easement Plan

(3)   MLCs

(4)   Declaration of Trust

(5)   Authority Documents

(6)   Quitclaim Deed

(7)   Easement

(7.5) [Rights of First Offer]

(8.)  MMS Authority Documents

(9.)  MMS Deed

(10.) New Trust/Declaration of Trust

(11.) New Trust Deed